                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 2, 2003


                         THE HOUSTON EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)


           DELAWARE                       001-11899             22-2674487
 (State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
       of incorporation)                                    Identification No.)

  1100 LOUISIANA, SUITE 2000                                    77002-5215
        HOUSTON, TEXAS                                          (Zip Code)
(Address of principal executive
           offices)

       Registrant's telephone number, including area code: (713) 830-6800

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         The following table shows selected historical financial data derived from our audited, consolidated financial statements for each of the five years in the period ended December 31, 2002.

                                                              YEARS ENDED DECEMBER 31,
                                              -------------------------------------------------------
                                               1998        1999        2000        2001        2002
                                              -------     -------     -------     -------     -------
                                                                  (IN THOUSANDS)
INCOME STATEMENT DATA:
EBITDA(1) ..............................      100,995     123,727     228,343     327,302     288,594
EBITDA to gross interest expense (2) ...         7.0x        4.9x        9.1x       21.8x       18.8x
Total indebtedness to EBITDA (3) .......         3.1x        2.3x        1.1x        0.7x        0.9x

         The following table shows selected historical financial data derived from our unaudited, consolidated financial statements for the three months ended March 31, 2002 and 2003.

                                                     THREE MONTHS ENDED
                                                          MARCH 31,
                                                  ------------------------
                                                    2002             2003
                                                  -------          -------
                                                        (IN THOUSANDS)
INCOME STATEMENT DATA:
EBITDA (1) .............................           60,195          117,254
EBITDA to gross interest expense (2) ...            16.8x            32.2x

----------

(1) EBITDA is defined as net income (loss) plus interest expense (net of amounts capitalized), income taxes, depreciation, depletion and amortization (including the writedown in carrying value of oil and gas properties, if any), asset retirement obligation accretion and cumulative effect of change in accounting principle. EBITDA should not be considered as an alternative to income (loss) from operations or net income (loss), as determined in accordance with generally accepted accounting principles (GAAP) in the United States, as a measure of our operating performance or to net cash provided by operating, investing and financing activities, as determined in accordance with GAAP, as a measure of our ability to meet cash needs. EBITDA is a non-GAAP liquidity measure commonly used in our industry and we believe that it is useful adjunct to net income under GAAP and is a financial indicator of our ability to internally fund our exploration and development activities and to service debt. Amounts presented may not be comparable to similar measures disclosed by other companies.

(2) Gross interest is defined as the total amount of interest incurred on our obligations, prior to any amounts capitalized.

(3)      Total indebtedness is defined as total long-term debt and notes.


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

RECONCILIATION

FIVE YEARS ENDED DECEMBER 31, 2002

Reconciliation of Net Income to EBITDA:

                                                                              YEAR ENDED DECEMBER 31,
                                                      ------------------------------------------------------------------
                                                         1998           1999          2000          2001          2002
                                                      ---------      ---------     ---------     ---------     ---------
                                                                                 (IN THOUSANDS)
Net Income (Loss) ...............................     $ (72,686)     $  24,621     $  85,258     $ 122,601     $  70,494
Add back: Interest expense, net .................         4,597         13,307        11,361         2,992         7,398
          Income tax provision (benefit) ........       (40,754)        11,748        42,485        66,803        39,092
          Depreciation, depletion and
             amortization .......................        79,838         74,051        89,239       128,736       171,610
          Asset retirement obligation
             accretion ..........................            --             --            --            --            --
          Cumulative effect of change in
             accounting principle ...............            --             --            --            --            --
          Writedown in carrying value of
             natural gas  and oil properties ....       130,000             --            --         6,170            --
                                                      ---------      ---------     ---------     ---------     ---------
EBITDA ..........................................     $ 100,995      $ 123,727     $ 228,343     $ 327,302     $ 228,594
                                                      =========      =========     =========     =========     =========

Reconciliation of EBITDA to Net Cash Provided by Operating Activities:

                                                                             YEAR ENDED DECEMBER 31,
                                                       ---------------------------------------------------------------------
                                                         1998           1999           2000           2001           2002
                                                       ---------      ---------      ---------      ---------      ---------
                                                                                  (IN THOUSANDS)
EBITDA ...........................................     $ 100,995      $ 123,727      $ 228,343      $ 327,302      $ 288,594
Less: Interest expense, net ......................         4,597         13,307         11,361          2,992          7,398
      Current income tax provision (benefit) .....        (1,040)          (961)          (818)          (840)          (768)
Add back:  Stock compensation expense ............            --             --             --             64             85
           Changes in operating assets and
              liabilities ........................         4,940         (1,309)       (17,009)        32,818        (38,180)
                                                       ---------      ---------      ---------      ---------      ---------
Net cash provided by operating activities ........     $ 102,378      $ 110,072      $ 200,791      $ 358,032      $ 243,869
                                                       =========      =========      =========      =========      =========


THREE MONTHS ENDED MARCH 31 2002 AND 2003

Reconciliation of Net Income to EBITDA:

                                                                                   THREE MONTHS ENDED
                                                                                        MARCH 31,
                                                                                  ---------------------
                                                                                    2002         2003
                                                                                  --------     --------
                                                                                      (IN THOUSANDS)
Net Income ..................................................................     $ 12,534     $ 41,697
Add back:  Interest expense, net ............................................        1,410        2,266
           Income tax provision .............................................        6,447       24,039
           Depreciation, depletion and amortization .........................       39,804       45,654
           Asset retirement obligation accretion ............................           --          826
           Cumulative effect of change in accounting principle ..............           --        2,772
           Writedown in carrying value of natural gas and oil properties ....           --           --
                                                                                  --------     --------
EBITDA ......................................................................     $ 60,195     $117,254
                                                                                  ========     ========

Reconciliation of EBITDA to Net Cash Provided by Operating Activities:

                                                                   THREE MONTHS ENDED
                                                                       MARCH 31,
                                                                ------------------------
                                                                     2002           2003
                                                                ---------      ---------
                                                                     (IN THOUSANDS)
EBITDA ....................................................     $  60,195      $ 117,254
Less:  Interest expense, net ..............................         1,410          2,266
       Current income tax provision (benefit) .............          (192)            58
Add back:  Stock compensation expense .....................            21             35
           Changes in operating assets and liabilities ....       (25,554)       (51,984)
                                                                ---------      ---------
Net cash provided by operating activities .................     $  33,444         62,981
                                                                =========      =========

RECENT DEVELOPMENT

         At March 31, 2003, $130 million in borrowings were outstanding under our revolving credit facility and $15.5 million was outstanding in letter of credit obligations. Subsequent to March 31, 2003, we repaid a net $55.0 million under the facility and reduced our letter of credit obligations to $13.4 million. As of May 30, 2003, outstanding borrowings and letter of credit obligations under our revolving credit facility totaled $88.4 million.


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE HOUSTON EXPLORATION COMPANY


                                    By:  /s/ JAMES F. WESTMORELAND
                                         ---------------------------------------
                                         James F. Westmoreland
                                         Vice President and Chief Accounting
                                         Officer

Dated:  June 2, 2003


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